UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2012

Cardinal Bankshares Corporation

(Exact name of registrant as specified in its charter)

Virginia	0-28780	54-1804471
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Jacksonville Circle, P.O. Box 215 Floyd, Virginia		24091
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (540) 745-4191

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 17, 2012, Bank of Floyd (the “Bank”), the wholly owned bank subsidiary of Cardinal Bankshares Corporation, issued a press release announcing that Stephen B. Munro has been named Chief Lending Officer of the Bank.

A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibit

99.1	Press Release dated July 17, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL BANKSHARES CORPORATION

Dated: July 17, 2012	By:	/s/ J. Alan Dickerson
J. Alan Dickerson
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press Release dated July 17, 2012.